UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2009

CoroWare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4056 148th Avenue NE

Redmond, Washington 98052

(Address of principal executive offices)

(800) 641-2676

(Registrant's telephone number, including area code)

Copies to:

Mary P. O’Hara, Esq.

Madama Griffitts O’Hara LLP

450 Park Avenue South, 9th Floor

New York, New York 10016

Phone: (212)209-5483

Fax: (212) 209-5450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

As previously reported in our filings with the Securities and Exchange Commission, on July 21, 2006, CoroWare, Inc. consummated a Securities Purchase Agreement (the “Purchase Agreement”) dated July 21, 2006 with Yorkville Advisors LLC (“Yorkville”) providing for the sale by CoroWare to Yorkville of our 10% secured convertible debentures in the aggregate principal amount of $2,825,000 (the “Debentures”) of which $1,250,000 was advanced immediately, $575,000 was advanced in August 2006 and the last installment of $1,000,000 was advanced on December 7, 2006. The Debentures mature on the third anniversary of the date of issuance. The holder of the Debentures may, at any time, convert amounts outstanding under the Debentures into shares of common stock of CoroWare at a fixed conversion price per share equal to $0.04. Our obligations under the Purchase Agreement are secured by substantially all of the assets of CoroWare and those of our wholly owned subsidiary, CTI.

On March 31, 2009, Yorkville assigned the Debentures to Field Nominees Ltd. Account #1365334. (“Field”) for the beneficial interest of ThreeAM SPC Ltd. (in voluntary liquidation) (and together with Field, “ThreeAM”).

On July 24, 2009, we entered into a Forbearance and Settlement Agreement (the “Forbearance Agreement”) with ThreeAM pursuant to which we were to make a cash payment of $350,000 to ThreeAM prior to September 15, 2009 in full satisfaction of the obligations under the Debentures, and ThreeAM agreed to forego exercising its rights and remedies under the Debentures.

As of October 16, 2009, we had not yet made the cash payment of $350,000 to ThreeAM pursuant to the Forbearance Agreement but had been in discussions with ThreeAM regarding settlement of the debt. On that date, we received notice from the Joint Voluntary Liquidator of ThreeAM indicating that the Debentures had been transferred to YA Global Investments, L.P., which we believe to be an affiliate of Yorkville. Although we have begun discussions with YA Global Investments, we cannot be certain of the outcome of such discussions or whether they will agree to settle our obligations under the Debentures on terms similar to those of our agreement with ThreeAM.

On October 21, 2009, we received a notice from Yorkville Advisors, LLC, as the Investment Manager of YA Global Investments, L.P, indicating its intent to convert $9,800 of the amount due under the Debentures into 143,485 shares of CoroWare common stock.

Item 9.01

Financial Statements and Exhibits

Exhibit Number	Description
99	Notice of Transfer of Debentures

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

By: /s/ LLOYD SPENCER

Lloyd Spencer

CEO and Interim CFO

Date: October 22, 2009